Exhibit 32.1




     WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

     The undersigned hereby certify that, to the best of the knowledge of the undersigned, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 filed by PHC, Inc. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  May 22, 2006                              By:   /s/  Bruce A. Shear
                                                   __________________________
                                                     Bruce A. Shear, President
                                                     and Chief Executive Officer

Date:  May 22, 2006                              By:   /s/  Paula C. Wurts
                                                   __________________________
                                                     Paula C. Wurts, Treasurer
                                                     and Chief Financial Officer




                                    -- 27 --